Cancer Drug Development for Patients of All Ages AUGUST 2021 Exhibit 99.2

Disclaimer This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, timing and success of our planned development activities, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, and the impact of the COVID-19 pandemic on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described in under the heading “Risk Factors” contained in the final prospectus on Form 424B filed with the Securities and Exchange Commission (“SEC”) on May 26, 2021, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Day One: Cancer Drug Development for Patients of All Ages A Mission that Creates Value Deep expertise in oncology, pediatric, and rare disease development, registration, and commercialization Extensive network in the global pediatric oncology community Proven track record of success in building biopharma companies Specialized Team Rare Pediatric Disease Designation, Breakthrough Therapy Designation, pivotal Phase 2 study with first patient dosed in May 2021, and expected NDA filing in 2023, if the data from FIREFLY-1 are supportive  Potentially the first approval in a market with no standard of care Development plan based on clinical POC demonstrated in pediatric and adult cancers with known oncogenic tumor alterations, with a safety database of >250 patients >50% monotherapy ORR in pediatric low-grade glioma (pLGG) Potential to be a first-in-class oral, CNS-penetrant pan-RAFi DAY101 Lead Program Develop medicines for genomically-defined cancers Goal is to establish first-in-class position through rapid pediatric registration Expand to adult populations in parallel 1Q21 in-license of two clinical-stage MEKi assets $350M+ in capital raised to date funds through pivotal data in pLGG and early adult solid tumor Phase 1b data Access Biotechnology, Atlas Ventures, Boxer Capital, BVF Partners, Canaan, Franklin Templeton, Janus Henderson Investors, Perceptive Advisors, RA Capital Management, T. Rowe Price Associates, and Viking Global Investors Growing Portfolio and Strong Investor Base

Pediatric Markets Create Opportunity for High Impact and Capital Efficiency Few approved products create potential first-in-class opportunities Pricing flexibility for important new therapies Supportive and engaged advocacy and investigator community waiting for better treatment options Early engagement with global regulatory authorities Small trials and clear endpoints that permit rapid development to proof-of-concept and potential approval Many pediatric tumors are genetically simple and genomically stable Genetic alterations are often oncogenic Rapid clinical development like other rare diseases Enriched responder populations informed by underlying biology Regulatory and reimbursement tailwinds

Significant Clinical and Business Momentum Over Last 12 Months

Business	Timeline	Clinical
• Announced prior $60M Series A and lead clinical-stage program from Takeda	Q2 2020	• Announced plans to rapidly develop new cancer treatments for people of all ages
• Expansion of Executive Leadership Team and Board of Directors, including Jeremy Bender, Lisa Bowers, and John Josey	Q3/Q4 2020	• Announces Preliminary Phase 1 Results for DAY101 pLGG, Breakthrough Therapy Designation (BTD) and New Phase 2 Study
• $130 Million Series B Financing to Accelerate New Targeted Cancer Treatments for Children	Feb 2021	• Expands Clinical-Stage Oncology Pipeline; Global License Agreement with Merck KGaA, Darmstadt, Germany to Develop and Commercialize MEKi Pimasertib
• Charles York Appointed COO and CFO, and Expands Board of Directors with the Addition of Natalie Holles	April / May 2021	• First Patient Dosed in FIREFLY-1 Pivotal Phase 2 Clinical Trial of DAY101 in Pediatric Progressive Low-Grade Glioma
• Appoints Saira Ramasastry to Board of Directors	June / July 2021	• Rare Pediatric Disease Designation from FDA and Orphan Designation from EC
• Successfully completes $184M IPO	August 2021	• Initiated Adult Solid Tumor Clinical Trial

RECENT ACCOMPLISHMENTS AND MILESTONES ACHIEVED

- *SINGLE AGENT ACTIVITY FOR DAY 101*
- *SENIOR LEADERSHIP APPOINTMENTS*
- *BUSINESS DEVELOPMENT/LICENSING OF MEK INHIBITORS*
- *CLINICAL PROGRAM EXPANSION*

Day One BIOPHARMACEUTICALS

5

A Senior Team with Deep Experience Developing and Commercializing Products in Pediatric and Adult Oncology Markets



Jeremy Bender, PhD, MBA

Chief Executive Officer

VP of Corporate Development at Gilead; COO Tizona Therapeutics; CBO Sutro Biopharma; founding Board member of VaxCyte



Samuel Blackman, MD, PhD

Chief Medical Officer & Founder

Pediatric Heme/Onc and Neuro-Onc; Oncology Clinical Development at Mavupharma, Silverback, Juno, Seattle Genetics, GSK



Charles York II, MBA

Chief Operating and Financial Officer

CFO and Head of Corporate Development at Aeglea; Consulting CFO at Bridgepoint Consulting; PricewaterhouseCoopers



Lisa Bowers

Chief Commercial Officer

CEO of Rhia Ventures, COO of The Tara Health Foundation, VP of the North American Supply Chain and Commercial Leader at Genentech



Mike Preigh, PhD

Chief Technical Officer

Head of CMC at Array for 10+ years. Brought >20 drug candidates to IND & clinical development



Davy Chiodin, PharmD

Chief Development Officer

VP Regulatory Science, Acerta/AZ; Global Regulatory Leader, Pediatric Oncology, Roche/Genentech

Day One BIOPHARMACEUTICALS

6

Our Pipeline

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones
DAY101 Type II Pan-RAF Inhibitor ✓ FDA Rare Pediatric Disease Designation ✓ FDA Breakthrough Therapy Designation ✓ FDA Orphan Drug Designation ✓ EC Orphan Designation	INITIATED: **Relapsed pLGG (FIREFLY-1)**[1]				**First patient dosed:** 2Q2021 **Initial data:** 1H2022
	PLANNED: **Frontline pLGG**				**Phase 3 initiation:** 1H2022
	INITIATED: **Adult RAF-altered solid tumors**[2,*] (monotherapy)				**Phase 2 initiated:** August 2021
Pimasertib MEK1/2 Inhibitor	PLANNED: **Adult MAPK-altered solid tumors**[3,*] (combo w/ DAY101)				**Phase 1b/2 initiation:** 1Q2022

*Includes patients ≥12 years of age

[1]Pivotal Phase 2 trial expected to support registration

[2]DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed

[3]Pimasertib Phase 1 dose escalation and expansion trial previously completed

Day One BIOPHARMACEUTICALS
7

DAY101: Monotherapy Approach is Focused on RAF Fusions While Our Combination Strategy Addresses a Broad Set of MAPK Alterations

- DAY101 is a type II RAF inhibitor that selectively ***inhibits both monomeric*** and ***dimeric*** RAF kinase

- Approved BRAF products (*e.g.* vemurafenib, encorafenib) are type I RAF inhibitors that ***only inhibit*** RAF monomers and are therefore limited to use in BRAF V600-altered tumors
  - Type I inhibitors can also cause paradoxical activation of the MAPK pathway, which could potentially lead to increased tumor growth

- DAY101's ***inhibition of both*** RAF monomers and dimers makes it a unique monotherapy approach for patients with tumors driven by RAF wild-type fusions, and a bespoke therapy for pediatric low-grade gliomas
  - Unlike type I RAF inhibitors, DAY101 ***does not cause*** paradoxical activation in RAF wild-type cells

- DAY101, in combination with MEK inhibitors, may act synergistically to inhibit tumors driven by other MAPK alterations and broadens its potential clinical applications



Type I
Momomer-selective RAF inhibitor (e.g. vemurafenib, dabrafenib, encorafenib)
Type II
RAF dimer inhibitor (e.g., LXH254, LY3009120)
RAF monomeric kinase
RAF dimeric kinase
BRAF V600E
ATP
Drug
RAF

Adapted from: Yaeger and Corcoran, Cancer Discovery, 2019

Day One BIOPHARMACEUTICALS
8

The Current pLGG Treatment Paradigm Reflects the Unrelenting Nature of this Chronic Brain Tumor


Presentation
Surgical Intervention
1L
2L
3L
Suspected pLGG
Biopsy[1] (>95%)
Molecular Testing
No Biopsy (5%)
35%
GTR
40%
≤ Partial Resection
20%
Biopsy Only
20%
No Recurrence
80%
Eventual Recurrence
Targeted Tx (5-10%)
Chemo (90%)
Other (<5%)
~65%
~35%
Targeted Tx (40-50%)
Chemo (50%)
Other (<5%)
Response, no recurrence
~50%
~50%
Targeted Tx (40-50%)
Chemo (35%)
Other (<20%)
Response, no recurrence
~50%
Additional lines of therapy

Because many pLGGs undergo senescence when patients reach their 20s, the goal of therapy is to **maximize tumor control** while **minimizing treatment-associated toxicities** from surgery, chemotherapy, and radiation. As a result, a large number of pLGG patients will undergo **multiple lines of systemic therapy** over the course of their disease.

Source: Physician Interviews, Bandopadhayay et al. Pediatric Blood Cancer. 2014; Sievert and Fischer. J Child Neurol. 2009; ClearView Analysis.
GTR: Gross Total Resection 1Molecular testing of biopsied samples occurs in all patients.
Kandels et. al. Retrospective analysis of comprehensive SIOP registry; Hargrave et. al. Phase I/II;Fangusaro et. al. Phase II

Day One BIOPHARMACEUTICALS
9

PNOC014 Study Results Demonstrated Responses or Stable Disease in Majority of pLGG Patients Treated with DAY101 Of the eight patients with RAF fusions (7 BRAF, 1 CRAF), two patients achieved a complete response by Response Assessment for Neuro-Oncology (RANO), three had a partial response, and two achieved prolonged stable disease Median time to achieve a response was 10.5 weeks, with most common side effects being skin rash and hair color changes. Most patients treated up to two years at 420 mg/m2/week. US FDA has granted DAY101 Breakthrough Therapy designation for the treatment of pediatric patients with advanced low-grade glioma harboring RAF alteration and Orphan Drug Designation for the treatment of malignant glioma DAY101 studied as once-weekly monotherapy in a Phase 1 dose escalation trial in relapsed pediatric glioma patients conducted by the Dana-Farber Cancer Institute and the Pacific Pediatric Neuro-Oncology Consortium (PNOC) Once Weekly DAY101 Complete Response Partial Response Prolonged Stable Disease

Results from Independent Radiology Review of PNOC014 % change from baseline RAPNO: Response assessment for pediatric neuro-oncology (exploratory) RANO: Response assessment for neuro-oncology (FDA standard) Volumetric image analysis (exploratory) Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Date of data cutoff: 02 JAN 2020 Best response from baseline

Multiple Rapid, Deep and Durable Responses Observed following Initiation of DAY101 Treatment of pLGG Patients in PNOC014 Date of data cutoff: 02 JAN 2020 Adapted from Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020 Fangusaro J et al. Lancet Oncol 2019

Drug-related Adverse Events Observed for DAY101 in PNOC014 Showed Favorable Safety and Tolerability Profile in pLGG

DAY101 AE summary

- Most common toxicity: skin
- AEs ***reversible*** and all ***manageable***
- ***Single, reversible*** Grade 3 event
- No Grade 4 AEs
- ***No dose reductions*** (vs. 40% of patients on selumetinib montherapy required dose reductions)

Drug-related AEs for DAY101

Toxicities	Grade 1-2	Grade 3	Grade 4
Anemia	6 (67%)		
Hypophosphatemia	4 (44%)		
Fatigue	5 (55%)		
Rash	8 (89%)		
Achromotrichia	7 (78%)		
Pruritis	6 (67%)		
Photosensitivity	1 (11%)		
Nevus	7 (78%)		
Alopecia	3 (34%)		
Epistaxis	2 (22%)		
Dry skin	3 (34%)		
Myalgias/arthralgias	3 (34%)		
Anorexia	2 (22%)		
Cheilitis	3 (34%)		
Hypermagnesemia	1 (11%)		
Bleeding gums	1 (11%)		
Increased AST	4 (44%)		
Nausea/vomiting	3 (33%)		
CPK elevation		1 (11%)	
Weight loss	2 (22%)		

Drug-related AEs for selumetinib

Toxicities	Grade 1-2	Grade 3	Grade 4
Increased ALT	20 (40%)	1 (2%)	
CPK elevation	34 (68%)	5 (10%)	
Diarrhea	27 (54%)	2 (4%)	
Decreased ejection fraction	19 (38%)	1 (2%)	
Gastric haemorrhage		1 (2%)	
Headache	14 (28%)	1 (2%)	
Decreased lymphocyte count	19 (38%)		1 (2%)
Neutropenia	14 (28%)	3 (6%)	
Paronychia	19 (38%)	3 (6%)	
Rash (acneiform)	29 (58%)	2 (4%)	
Rash (maculopapular)	26 (52%)	5 (10%)	
Skin infection	7 (14%)	1 (2%)	
Tooth infection		1 (2%)	
Weight gain	5 (10%)	1 (2%)	
Vomiting	22 (44%)		
Nausea	21 (42%)		
Increased AST	25 (50%)		
Anemia	28 (56%)		
Pruritis	10 (20%)		
Dyspnea	30 (60%)		

Day One BIOPHARMACEUTICALS

Date of DAY101 data cutoff: 02 JAN 2020

Wright K et. al. Neuro Oncology Abstract CTNI-19. 2020
Fangusaro J et al. Lancet Oncol 2019

13

Pivotal Phase 2 Study of Monotherapy DAY101 in pLGG (FIREFLY-1)

Trial Design

- Single arm, open-label, ***global*** registrational phase 2 study
- n = 60 patients (approximately)
- Eligibility: patients aged ***6 months – 25 years*** with LGG harboring a KIAA1549:BRAF wild-type fusion or BRAF V600 mutation

Endpoints

- Primary endpoint: ***ORR based on RANO criteria***, assesed by ***independent review***
- Secondary endpoints: ORR by RAPNO criteria; EFS; ***safety***



Screening
Day –28 to 0
Enrollment/Baseline (C1D1)
MRI: Baseline and every 3rd cycle
Study Drug Administration
420mg/m² QW
C27D1
After Cycle 27: patients may either continue treatment or enter drug holiday period at any time (at discretion of Investigator)
End of Study (Patient #60, Cycle 27)
Eligibility evaluation
Treatment period: minimum of 2 years or until progression or toxicity/intolerability

Day One BIOPHARMACEUTICALS

Abbreviations: LGG, low-grade glioma; ORR, objective response rate; IRC, independent review committee; C, cycle; D, day, DLT, dose-limiting toxicity, EOS, end of study, MRI, magnetic resonance imaging;
SOA, schedule of assessments; SOC, System Organ Class; RP2D, recommended Phase 2 dose.

14

Incidence and Prevalence of BRAF-altered pLGG in the U.S.

	2020 Estimated Incidence Under 25
US Population[1]	~105,000,000
Rate of CNS Tumors (0.00521%)[2]	~5,500
Gliomas (63%)[2]	~3,500
Low Grade (77%)[2]	~2,600
Has Received Drug Tx (58%)[2]	~1,500
BRAF Mutated (70%)[2]	~1,100

2017 Estimated SEER Prevalence Under 25
NA
~130,000[3]
~82,000
~63,000
~36,000
~26,000

~1,100
Estimated Annual Incidence

~26,000
Estimated Prevalence (SEER)

1. US Census
2. CBTRUS, Qaddoumi et al 2009, Schreck et al 2019, ClearView Analysis
3. SEER US complete prevalence counts of patients aged under 25 with Brain and Other Nervous Systems tumors as of January 1, 2017
4. Selumetinib pLGG trial (Fangusaro et al 2019), Vinblastine pLGG trial (Bouffet et al 2012), BRAF Pediatric Gliomas trial (Nobre et al 2020).

Estimated annual incidence and estimated prevalence (SEER) are Day One calculations based on publicly available data.

Day One BIOPHARMACEUTICALS
15

Our Pipeline

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones
DAY101 Type II Pan-RAF Inhibitor ✓ FDA Rare Pediatric Disease Designation ✓ FDA Breakthrough Therapy Designation ✓ FDA Orphan Drug Designation ✓ EC Orphan Designation	INITIATED: **Relapsed pLGG (FIREFLY-1)**[1]				**First patient dosed:** 2Q2021 **Initial data:** 1H2022
	PLANNED: **Frontline pLGG**				**Phase 3 initiation:** 1H2022
	INITIATED: **Adult RAF-altered solid tumors**[2,*] (monotherapy)				**Phase 2 initiated:** August 2021
Pimasertib MEK1/2 Inhibitor	PLANNED: **Adult MAPK-altered solid tumors**[3,*] (combo w/ DAY101)				**Phase 1b/2 initiation:** 1Q2022

*Includes patients ≥12 years of age

[1]Pivotal Phase 2 trial expected to support registration

[2]DAY101 adult monotherapy Phase 1 dose escalation and expansion trial previously completed

[3]Pimasertib Phase 1 dose escalation and expansion trial previously completed

Day One BIOPHARMACEUTICALS

16

DAY101 is Active as a Monotherapy in Patients with RAF-altered Adult Solid Tumors and Has Shown Strong Synergy Preclinically in Combination

Clinical activity demonstrated in relapsed melanoma patients; preclinical activity demonstrated in RAF fusions, BRAF non-V600 mutations, and BRAF V600 mutations

- >225 adult patient exposures
- Responses in BRAF V600E mutant tumors similar to type I BRAF inhibitors
- Responses in relapsed BRAF and NRAS-mutant melanoma, suggesting DAY101 may be active in tumors currently unaddressed by approved Type I BRAF inhibitors

Differentiated safety profile for DAY101 vs. existing BRAF and MEK inhibitors

- Less frequent and less severe acneiform rash
- No observed ophthalmologic liabilities (RVO/CSR)
- No observed CV liabilities (changes in LVEF)
- No type I BRAF SAEs: SCCs/KAs, pyrexia, arthralgia

We expect to ***initiate*** an adult solid tumor ***study*** mid-2021 to further evaluate monotherapy DAY101 in patients with RAF altered tumors for which there are no currently approved therapies

- Same study will include combination cohorts of DAY101 + pimasertib

Source: Olszanski AJ et. al. European Society for Medical Oncology Congress; Poster #410P, 2017
Unpublished clinical study results

Day One BIOPHARMACEUTICALS

17

Next-generation RAF Inhibitors are Unique in Their Ability to Address Adult Cancers Associated with RAF Wild-type Fusions


A
BRAF^{V600E}
BRAF fusions
A375
SK-MEL-28
C037
WM3928
M368
C022
C0902
SK-MEL-23
LY3009120 3 nM- 3 μM
Lifirafenib 10 nM- 10 μM
CCT196969 10 nM- 10 μM
Cell viability (% of DMSO control)
115
100
50
0

Botton T et al, Cell Reports, 2019

LY3009120: Lilly pan-RAFi
Lifirafenib: Beigene pan-RAF/EGFRi
CCT196969: CRUK RAF "paradox breaker"


Compounds test in MU12652 cell line
BRAFwt fusion mixed Mullerian cancer
TAK632
Selumetinib
Binimetinib
Vemurafenib
Lifrafenib
Cisplatin
Percent of Control
Concentration of Cpd. [uM]
Compounds test in ME11971 cell line
BRAFwt fusion, melanoma
TAK632
Selumetinib
Binimetinib
Vemurafenib
Lifrafenib
Cisplatin
Percent of Control
Concentration of Cpd. [uM]

Day One/CrownBio internal data
E5251-U2001 (Sep 2020)


BRAF Fusion PDX: In Vivo Tumor Growth Inhibition
Vehicle
Vemurafenib
BGB-3245
Time(days)

Springworks 2020 Corp Presentation

Only DAY101 has demonstrated ***monotherapy clinical activity*** in KIAA1549:BRAF and SRGAP3:CRAF wild-type fusions in pLGG

Activity of BRAF dimer-breaker PLX-8394 in BRAF wild-type fusion melanoma



Gouda M et al, ESMO 2020

CR observed at 1800 mg BID = 3x higher total AUC over 900 mg BID

Day One BIOPHARMACEUTICALS
18

Strong Scientific Rationale for Combining DAY101 with Additional MAPK Pathway Inhibitors

	BRAF non-V600	BRAF or CRAF WT fusion	KRAS or NRAS mutant	NF1 LOF
Signaling pathways				
Potential combinations	Type II RAFi + MEKi or SHP2i	Type II RAFi + MEKi	Type II RAFi + KRAS-G12Ci or MEKi or SHP2i	Type II RAFi + SHP2i
Rationale	• Non V600 BRAF dimers are ***effectively inhibited*** by type II, but not type I, RAFi	• BRAF fusion dimers are ***effectively inhibited*** by type II, but not type I RAFi	• Targeting multiple nodes of MAPK pathway will drive ***deeper*** and more ***durable*** response	• Targeting multiple pathways will drive ***deeper response***

MEK
ERK
Proliferation, survival
MEK
ERK
Proliferation, survival
RAF/MEK/ERK
PI3K/mTOR
RAL
Proliferation, survival
RAS/RAF/MEK/ERK
PI3K/mTOR
Proliferation, survival

Day One BIOPHARMACEUTICALS

19

Pimasertib: Allosteric MEK1/2 Inhibitor with Demonstrated Activity in MAPK-driven Solid Tumors

- Pimasertib is an orally-bioavailable, selective, non-competitive ***MEK1/2 inhibitor*** in-licensed from Merck KGaA in February 2021
- ***Extensive non-clinical and clinical development*** work through Phase 2, including a solid tumor trial in Japan and combinations with other MOAs
- Main AEs typical for all in-class allosteric MEK inhibitors (GI, CPK elevation, skin rash, visual disturbances)
- Nearly three-fold ***higher CNS penetration*** than trametinib or selumetinib
- Pimasertib showed ***monotherapy clinical activity***, including an improvement in median PFS versus dacarbazine in ***NRAS mutant melanoma***
- ***Combination with DAY101*** and other targeted therapies may unlock the full value of pimasertib in advanced solid tumors


GF
RTKS
GTP
Cellular membrane
NRAS
BRAF
BRAFi
MEK
MEKi
ERK
Nuclear membrane
Gene transcription
Cell growth and survival

Source: Hepner, Salgues, Anjos, et al. 2017.

Day One BIOPHARMACEUTICALS

Sources: Pimasertib Investigator Brochure, v12, 2019; de Gooijer et al., Int J Cancer, 2018; Shaw et al., AACR LB-456, 2012; Lebbe et al., Cancers, 2020.

20

Vertical MAPK Pathway Inhibition with DAY101 and Pimasertib Unlocks Potential Synergy for Adult Solid Tumors

- The MAPK pathway normally has multiple feedback loops that negatively regulate upstream (RAS/RAF) activation to ensure optimal signaling.
- Monotherapy MEK inhibition disables these feedback loops and induces RAS signaling as well as RAF dimerization and activation.
- Combination therapy with a MEK inhibitor and type II RAF inhibitor is synergistic in KRASmut and BRAFmut tumor models.

A



MAPK Signaling in RAS mutant tumors
MEK inhibition induces RAS-GTP
MEK + RAF inhibition is synergistic
RTK
RAS^Mut
RAF
RAF
MEK
ERK
MEKi
Type II RAFi

Modified from Yen et al. Cancer Cell, 2018

B



NCI-H1792
10 42.2 86.3 90.4 92.0 93.3 94.0 95.8
5.0 34.0 74.8 85.5 90.3 91.7 92.9 94.5
2.5 30.9 61.3 73.5 84.9 90.0 92.4 94.3
1.3 28.0 53.6 61.4 72.3 83.8 90.6 93.3
0.6 25.4 47.3 53.7 62.3 72.1 84.8 91.7
0.3 22.1 42.4 50.3 55.1 61.6 73.0 87.4
0 0.0 4.7 6.2 12.4 23.1 34.8 50.8
0 0.3 0.6 1.3 2.5 5 10
DAY101 (μM)
MEKi-2 (μM)
Calu-6
10 53.2 74.0 75.3 76.0 77.3 78.7 81.9
5.0 37.6 72.4 73.4 74.5 75.1 76.4 79.3
2.5 23.4 68.0 70.3 72.5 73.7 75.1 78.4
1.3 15.2 62.6 66.9 70.5 72.9 74.7 77.6
0.6 14.4 54.5 62.1 66.9 71.6 74.5 77.5
0.3 8.7 45.2 53.6 60.8 67.9 73.9 77.7
0 0.0 -2.1 1.5 9.3 21.7 43.8 63.9
0 0.3 0.6 1.3 2.5 5 10
DAY101 (μM)
MEKi-2 (μM)
100% inh
50
0 inh

C



Proliferation (%)
120
90
60
30
0
0
1
10
100
1000
10 000
Pimasertib (nM)
283 10 μM
283 3 μM
283 1 μM
283 300 nM
283 100 nM
283 30 nM
283 10 nM
283 3 nM
DMSO

A. Mechanistic model for vertical MAPK pathway inhibition (modified from Yen et al. Cancer Cell, 2018) .

B. DAY101 + MEK inhibitor is synergistic in KRAS G12C and Q61 mutant tumor cell models (Day One internal data)

C. Sensitivity of KRAS Q61 mutant cells to pimasertib is enhanced when cells are treated with the type II RAF inhibitor BGB-283 (Yuan et al., Mol Onc 2020)

Day One BIOPHARMACEUTICALS

21

Pimasertib Combined with DAY101 May Have a Rapid Path to Market


MASTER PROTOCOL
Phase 1b
Phase 2
Ph1b portion waived
(monotherapy dose established)
Substudy 1: DAY101
BRAFwt fusion melanoma
BRAFwt fusion non-melanoma solid tumors
Biomarker-positive patients
Screening
Enrollment
Treat until progression, toxicity or withdrawal of consent
Safety Follow-up
Pre-identified patients with advanced solid tumors and available clinical molecular profiling information.
Substudy 2: DAY101+ Pimasertib
DAY101+ Pimasertib Combo Dose Escalation
NRASmut selected tumors
BRAF Class 1 (non-E/K) and Class 2 mutant tumors
BRAFwt fusion selected tumors

- Combination dose escalation will be performed in advanced solid tumor patients with ***any MAPK alteration***
- Expansion cohorts will focus on indications with ***a potential path to accelerated approval***
- Intent to open at ***US and ex-US clinical trial sites***

Additional biomarker-selected cohorts may be pursued based on developing data

Design:
P1b: BOIN (adaptive)
P2: Simon 2-stage (stage 1, n=10/cohort; stage 2, n=25/cohort)

Key endpoints:
P1b: Safety, MTD/RP2D
P2: Efficacy (ORR, DOR)

22

$ Millions Three Months Ended 6/30/21 Three Months Ended 6/30/20 R&D Expense $9.9 $1.4 G&A Expense $5.5 $0.9 Net Loss $15.4 $2.3 Cash and cash equivalents as of June 30, 2021: $310.0 million (no debt) IPO on May 26, 2021: $184 million in gross proceeds, includes full exercise of underwriter’s option 61.9 million shares of common stock outstanding Financial Summary: DAWN All financial and share information is unaudited Projected cash runway into the second half of 2023 Initial clinical data for DAY 101 in pivotal FIREFLY-1 expected in first half 2022 Anticipated NDA filing for DAY 101 in pLGG in 2023, if data from FIREFLY-1 are supportive DAY101 and pimasertib combination trial expected to initiate in first quarter 2022

Re-envisioning and Redefining Drug Development for People of All Ages – Starting at Day One DAY101 Oral, CNS-penetrant, pan-RAF PIMASERTIB Oral, allosteric MEK inhibitor SPECIALIZED TEAM pLGG: most common brain tumor in children, with no approved therapies Rapid and durable responses demonstrated in heavily pre-treated pLGG patients Well-tolerated as monotherapy; no Grade 4 AEs Worldwide rights to all indications IP: composition of matter to mid-2030s with PTE, potential exclusivity to late 2030s / early 2040s via broad patent portfolio Combination with DAY101 in MAPK-altered solid tumors Clinical experience in over 800 patients Clear rationale for combo for pan-RAFi and MEKi Worldwide rights to all indications Deep experience in the space and corporate development Strategy to aggressively pursue other assets and indications Plan to Initiate Combination Trial with DAY101 1Q 2022 First Patient Dosed in Pivotal FIREFLY-1 May 2021, Initial Data 1H 2022 Initiated Adult Solid Tumor Trial August 2021 Pursuing Fast-to-Market Pediatric and Adult Targeted Therapy Opportunities